Exhibit 99.1

Zimmer Energy Transition Acquisition Corp. Announces the Separate Trading of its Shares of Class A Common Stock and Warrants Commencing August 6, 2021

New York, August 5, 2021 – Zimmer Energy Transition Acquisition Corp. (the “Company”) (NASDAQ: ZTAQU) announced that, commencing August 6, 2021, holders of the 34,500,000 units sold in the Company’s initial public offering completed on June 18, 2021 may elect to separately trade the shares of Class A common stock and warrants included in the units. Those units not separated will continue to trade on the Nasdaq Stock Market LLC (the “Nasdaq”) under the symbol “ZTAQU,” and the shares of Class A common stock and warrants that are separated will trade on the Nasdaq under the symbols “ZT” and “ZTAQW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and warrants.

The units were initially offered by the Company in an underwritten offering. Citigroup Global Markets Inc. and Barclays Capital Inc. acted as joint book-running managers for the offering. A registration statement relating to the units and the underlying securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on June 15, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained by visiting the website of the SEC at www.sec.gov. Alternatively, copies of the prospectus may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at 1-800-831-9146, or Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: 1-888-603-5847, or by email at barclaysprospectus@broadridge.com.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. There can be no assurance that future developments affecting the Company will be those that the Company or its management team have anticipated and actual results could differ materially from those contemplated by the forward-looking statements. Forward-looking statements are subject to numerous risks, uncertainties and other assumptions, many of which are beyond the control of the Company, including, but not limited to, those factors set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC and in the Company’s other SEC filings. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Zimmer Energy Transition Acquisition Corp.

Zimmer Energy Transition Acquisition Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s sponsor, ZETA Sponsor LLC (the “Sponsor”), is an affiliate of Zimmer Partners, LP. While the Company may pursue an acquisition opportunity in any business or industry, it intends to capitalize on businesses and industries that align with the background and experience of its Sponsor that may provide opportunities for attractive risk-adjusted returns in the energy value chain in North America, with a focus on energy transition and sustainability. This broadly includes environmental, social and governance growth-focused companies in the energy, industrial and infrastructure sectors. For more information, please go to zimmerenergy.com.

Contact

For Investors:

Jon Wallace

ir@zimmerenergy.com

For Media:

Finsbury Glover Hering

David Helfenbein

media@zimmerenergy.com